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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       July 18, 2000
                                                   -------------------------


                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


    DELAWARE                        001-04129                   75-0675400
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(State or other                   (Commission                 (IRS Employer
jurisdiction of                   File Number)              Identification No.)
incorporation)



901 W. Walnut Hill Lane, Irving, Texas                          75038-1003
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code     (972) 580-4000
                                                   -------------------------




                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

         On July 18, 2000, Zale Corporation (the "Company") announced a stock repurchase program pursuant to which the Company, from time to time at the discretion of management and the Board of Directors and in accordance with the Company's usual policies and applicable securities laws, may purchase up to an aggregate of $50 million of Zale Corporation common stock on the open market through July 31, 2001. The press release is attached to this Report on Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information.

          None.

     (c)  Exhibits.

          99.1 Press release dated July 18, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ZALE CORPORATION
                                       Registrant


Date: July 18, 2000                       By: /s/ MARK R. LENZ
                                              ----------------
                                              Mark R. Lenz
                                              Senior Vice President, Controller
                                              (principal accounting officer
                                              of the registrant)






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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press release dated July 18, 2000.